GREENBERG TRAURIG, LLP
Attorneys for Debtors
200 Park Avenue
New York, New York  10166
(212) 801-9200
Richard S. Miller
Howard J. Berman
David Neier
Robert Honeywell

UNITED STATES BANKRUPTCY court
SOUTHERN DISTRICT of new york
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                                               :
In re:                                          Chapter 11
                                               :
JACOM COMPUTER SERVICES, INC.,                  Lead Case No. 00-42719 (CB)
UNICAPITAL CORPORATION, ET AL.,                :

                                Debtors.       :Case Nos. 00-42719 (CB)
                                                through 00-42837 (CB) and
                                               :No. 01-11617 (CB)

                                               :(Jointly Administered)

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             NOTICE OF ENTRY OF (1) ORDER CONFIRMING SECOND AMENDED
         AND RESTATED PLAN OF REORGANIZATION, AS MODIFIED, OF UNICAPITAL
                   CORPORATION AND DEBTOR SUBSIDIARIES UNDER
               CHAPTER 11 OF THE BANKRUPTCY CODE, (2) LAST DATE TO
               FILE ADMINISTRATIVE CLAIMS AND CLAIMS ARISING FROM
               THE REJECTION OF EXECUTORY CONTRACTS, AND (3) LAST
          DATE FOR CLASS 3 CREDITORS TO FILE PROPOSED COLLATERAL VALUES

      Please take notice that on January 9, 2002, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") issued an order (the "Confirmation Order") confirming the Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code (the "Plan"). Capitalized


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terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

      PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan and all pleadings and orders of the Bankruptcy Court may be examined and inspected by interested parties at the Bankruptcy Court, the Alexander Hamilton Custom House, One Bowling Green, New York New York 10004, during regular business hours. The docket and other case and court information are also available at the Bankruptcy Court's general website address at HTTP://WWW.NYSB.USCOURTS.GOV.

      PLEASE TAKE FURTHER NOTICE of the following provisions contained in the Confirmation Order:

      1. ADMINISTRATIVE CLAIMS BAR DATE. Holders of Administrative Claims (EXCLUDING Administrative Claims of Professionals for Professional Fees and obligations incurred from and after July 31, 2001 for goods or services rendered to a Debtor in the ordinary course of its business) shall be required to File with the Bankruptcy Court and serve upon counsel to the Debtors a request for payment of such Administrative Claim so that it is received no later than February 15, 2002 (the "Administrative Claims Bar Date"). PERSONS WHO DO NOT TIMELY SERVE AND FILE WITH THE BANKRUPTCY COURT SUCH REQUEST BY THE ADMINISTRATIVE CLAIMS BAR DATE SHALL BE FOREVER BARRED FROM ASSERTING SUCH CLAIMS AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE, THE DISPUTED CLAIMS RESERVES, OR THEIR RESPECTIVE PROPERTY.



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      2. APPLICATIONS FOR PROFESSIONAL FEES. Unless otherwise ordered by the
Bankruptcy Court, and as set forth in Section 13.03(b) of the Plan, all Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Confirmation Date shall File (with a courtesy copy to Judge Blackshear's Chambers) an application for final allowance of compensation and reimbursement of expenses no later than 45 days after the Effective Date and serve such application upon: (a) Greenberg Traurig LLP, 200 Park Avenue, New York, New York 10166 (Attn: Richard S. Miller, Esq. and Robert Honeywell, Esq.), counsel for the Debtors, (212) 801-9200; (b) Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York, New York 10119 (Attn:
Albert Togut, Esq. and Neil Berger, Esq.), counsel for the Official Committee of Unsecured Creditors, (212) 594-5000; (c) Clifford Chance Rogers & Wells, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Margot Schonholtz, Esq. and Stephen Quine, Esq.), counsel for Bank of America, N.A., individually and as Agent for the Lenders, (212) 878-8000; and (d) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Paul
K. Schwartzberg, Esq.). Objections to final applications of Professionals or other entities for compensation or reimbursement of expenses must be Filed with the Bankruptcy Court no later than 75 days after the Effective Date except as otherwise ordered by the Court.

      3. ASSUMPTION OF CONTRACTS. As of the Effective Date, all executory contracts and unexpired leases of each Debtor shall be deemed rejected by such Debtor pursuant to section 365 of the Bankruptcy Code except that the following agreements shall be deemed assumed or assumed and assigned as the case may be (collectively, the "Assumed Executory Contracts"): (a) the P&C Agreement; (b) the Servicing Agreements; (c) any of the Equipment Leases which are executory



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contracts; (d) any officer employment agreement approved by the Agent under
Section 6.02(b) of the Plan; (e) any executory contract or unexpired lease that has been or is the subject of a motion, stipulation or agreed order to assume or assume and assign Filed with the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code by any of the Debtors before the Effective Date, or that is otherwise subject to a Final Order of the Court regarding assumption or rejection by the Debtors; (f) any executory contract or unexpired lease listed in the "Schedule of Assumed and Assigned Executory Contracts and Unexpired Leases" in the Supplemental Appendix to be Filed by the Debtors; (g) any executory contract or unexpired lease expressly assumed or expressly assumed and assigned pursuant to the provisions of the Plan, including any included in the Assets transferred pursuant to the transactions described in Article VI of the Plan; and (h) any agreement, obligation, security interest, transaction or similar undertaking that the relevant Debtor believes is not executory or is not a lease, and which is later determined by the Court to be an executory contract or unexpired lease that is subject to assumption or rejection under section 365 of the Bankruptcy Code, but with respect to subsection (h) of this paragraph solely to the extent that Asset LLC shall elect at such later date to assume such contract or lease, in its sole discretion. The Assumed Executory Contracts listed in subsections (a) through (g) of this paragraph shall be deemed assumed by the respective Debtors holding such Assumed Executory Contract as of the Effective Date without further action on the part of such Debtors, the Bankruptcy Court, or any other Person and without the necessity of providing notice of such assumption to the other parties to such Assumed Executory Contracts. Any Assumed Executory Contract described in subsection (h) of this paragraph shall be deemed assumed by the applicable Reorganized Debtor as of the date Asset LLC shall elect to assume such Assumed Executory Contract.


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      4. CURE. At the election of the relevant Debtor (prior to the Effective
Date) or Asset LLC (after the Effective Date), any monetary defaults under the Assumed Executory Contracts shall be satisfied pursuant to section 365(b)(1) of the Bankruptcy Code in one of the following ways: (a) by payment of the default amount in Cash by the applicable Debtor or Reorganized Debtor, as the case may be, on the Effective Date or as soon as practicable after the relevant Debtor (prior to the Effective Date) or Asset LLC (after the Effective Date) receives notice of such monetary defaults; or (b) on such other terms as agreed to by the parties to such Assumed Executory Contract. In the event a creditor objects within six (6) months after the Effective Date regarding: (i) the amount of any cure payments; (ii) the ability of the Debtor that is a party thereto to provide adequate assurance of future performance under the contract or lease to be assumed; or (iii) any other matter pertaining to assumption, then the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving the assumption. ANY OBJECTIONS TO SUCH ISSUES NOT RAISED BEFORE THE END OF SUCH SIX-MONTH PERIOD SHALL BE FOREVER WAIVED AND DISCHARGED.

      5. REJECTION OF LEASES AND CONTRACTS. If the rejection by any Debtor of an executory contract or unexpired lease, pursuant to the Plan or otherwise, results in a Claim, then such Claim shall be forever barred and shall not be enforceable against such Debtor, any successor to the Debtor or the properties of either of them unless a proof of Claim is Filed with the Clerk of the Bankruptcy Court and served upon counsel to the Debtors on or before the earlier of (i) the applicable Bar Date or within thirty (30) days after the date of service of a Notice of Entry of an order of the Court authorizing such rejection, including the Confirmation Order, (ii) thirty (30) days after such rejection becomes effective if such rejection occurred by reason of expiration of a time period previously fixed by the Bankruptcy Court, or (iii) such other


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time period set by the Bankruptcy Court. ANY CLAIM RESULTING FROM SUCH REJECTION
THAT IS NOT FILED AND SERVED BEFORE THE END OF THE SUCH 30-DAY OR OTHER APPLICABLE PERIOD, AS DESCRIBED IN THE FOREGOING SENTENCE, SHALL BE FOREVER WAIVED AND DISCHARGED.

      6. COLLATERAL VALUES FOR CLASS 3 CREDITORS. Unless the holder of a Class 3 Claim objects prior to the Effective Date and a different amount is determined by Final Order of the Bankruptcy Court, the occurrence of the Effective Date shall conclusively establish the Collateral Value of the Collateral underlying a Class 3 Claim as the amount set forth on Exhibit 4 to the Disclosure Statement. If such Exhibit lists the Collateral Value for a Class 3 Claim as "N/A," the Collateral Value for such Class 3 Claim shall be determined by Final Order of the Bankruptcy Court. If such Exhibit does not list a Class 3 Claim, then (i) if the holder of such Claim has timely Filed a proof of claim in accordance with the Bar Date Order asserting a Collateral Value for such Claim, the Collateral Value, if any, for such Claim shall be determined by the Final Order of the Bankruptcy Court Allowing or Disallowing such Claim, and (ii) if the holder of such Claim has not timely Filed a proof of claim, then such holder shall have sixty (60) days following the Effective Date (or such later date agreed to by the Agent and UniCapital) to File a proposed Collateral Value for such Claim, after which the Collateral Value, if any, for such Claim shall be determined by Final Order of the Bankruptcy Court. The Collateral Value for any Class 3 Claim may also be determined by a stipulation and agreed order between UniCapital, Asset LLC, the Agent and the applicable Class 3 creditor, which becomes a Final Order.

      7. QUESTIONS. All questions concerning these cases and this notice should be addressed to UniCapital Corporation, 10800 Biscayne Boulevard, 8th Floor, Miami, Florida 33161-7807, or to any of the counsel at the addresses set forth in this notice.


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Dated: New York, New York
       January 9, 2002

                            BY ORDER OF THE BANKRUPTCY COURT

                                /S/ CORNELIUS BLACKSHEAR
                            ---------------------------------
                             United States Bankruptcy Judge






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